UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2022

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose,	CA	95134
(Address, including zip code, of principal executive offices)

(408)	907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 2, 2022, the Company virtually held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders of record at the close of business on April 4, 2022, voted on four proposals, each of which is described in more detail in the Proxy Statement. At the Annual Meeting, 26,329,429 shares were represented in person or by proxy, which constituted a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of abstentions with respect to each proposal, and the number of broker non-votes with respect to each proposal:

1.	The election of nine directors to serve until the next Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-votes
Patrick C.S. Lo	24,005,173	244,023	14,735	2,065,498
David J. Henry	23,939,670	309,331	14,930	2,065,498
Sarah S. Butterfass	24,119,075	130,065	14,791	2,065,498
Laura J. Durr	24,122,367	124,416	17,148	2,065,498
Shravan K. Goli	24,194,417	52,109	17,405	2,065,498
Bradley L. Maiorino	24,194,751	54,217	14,963	2,065,498
Janice M. Roberts	22,708,978	1,537,802	17,151	2,065,498
Barbara V. Scherer	24,079,118	167,665	17,148	2,065,498
Thomas H. Waechter	24,152,606	95,957	15,368	2,065,498

2.	Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For:	26,001,560
Against:	312,881
Abstain:	14,988
Broker Non-Votes:	-
3.	Approval of the non-binding advisory proposal regarding executive compensation:

For:	23,863,216
Against:	366,389
Abstain:	34,326
Broker Non-Votes:	2,065,498

4.	Approval of an amendment to the NETGEAR, Inc. 2003 Employee Stock Purchase Plan to increase the number of shares of NETGEAR, Inc. common stock authorized for sale thereunder by 1,000,000 shares:

For:	24,160,014
Against:	101,168
Abstain:	2,749
Broker Non-Votes:	2,065,498

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

By:/s/ Andrew W. Kim

Andrew W. Kim

Chief Legal Officer, Senior Vice President of Corporate Development and Corporate Secretary

Dated:June 6, 2022